UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2002

                               Centennial Bancorp
             (Exact name of registrant as specified in its charter)

         OREGON                    0-10489                     93-0792841
(State of Incorporation)  (Commission File Number)        (I.R.S. Employer
                                                       Identification Number)

                             Benjamin Franklin Plaza
                           One SW Columbia, Suite 900
                             Portland, Oregon 97258
                    (Address of principal executive offices)

                                 (503) 973-5556
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits

(c)     Exhibits

        The following exhibit is attached, and this list constitutes the exhibit index:

        99. Press Release

Item 9. Regulation FD Disclosure

        On November 8, 2002, Centennial Bancorp and Umpqua Holdings Corporation issued a joint press release announcing that they received shareholder approval of the Agreement and Plan of Reorganization pursuant to which Centennial Bancorp will merge with and into Umpqua Holdings Corporation, with Umpqua Holdings Corporation being the surviving corporation.

        All information in the press release, which is attached as Exhibit 99, is not filed but is furnished pursuant to Regulation FD.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL BANCORP

/s/ Neal T. McLaughlin
Neal T. McLaughlin
Executive Vice President & Chief Financial Officer;
Chief Accounting Officer
November 8, 2002